                                                     PROSPECTUS JANUARY 28, 2002


JPMORGAN SPECIALTY FUNDS
CLASS A AND CLASS B SHARES

MARKET NEUTRAL FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                         [LOGO]JPMorgan Fleming
                                                               Asset Management

CONTENTS

Market Neutral Fund                                 1
The Fund's Management and Administration            6
How Your Account Works                              7
   Know Which Classes to Buy                        7
   About Sales Charges                              7
   Total Sales Charge for the Fund                  7
   Buying Fund Shares                               8
   Selling Fund Shares                             10
   Exchanging Fund Shares                          11
   Other Information Concerning the Fund           11
   Distributions and Taxes                         12
Shareholder Services                               13
What the Terms Mean                                14
Risk and Reward Elements                           15
How to Reach Us                            Back cover

JPMORGAN MARKET NEUTRAL FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's main risks, please see pages 16-18.

THE FUND'S OBJECTIVE
The Fund's goal is to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund takes long and short positions in different stocks, selecting from a universe of mid to large cap stocks with characteristics similar to those of the Russell 1000 and/or Standard & Poor's 500 (S&P 500) Indexes, in an effort to insulate the Fund's performance from the effects of general stock market movements.

In rising markets, the Fund expects that the long positions will appreciate more rapidly than the short positions, and in declining markets, that the short positions will decline faster than the long positions. The Fund expects that this difference in rates of appreciation, along with any returns on cash generated by short sales, will generate a positive return; the Fund pursues returns exceeding those of 90-day U.S. Treasury Bills.

The Fund purchases securities that it believes are undervalued and sells short securities that it believes are overvalued. The long and short portfolios are matched on a variety of risk characteristics in order to limit exposure to macroeconomic factors.

In each sector in which the Fund invests, it balances the dollars invested in long and short positions to remain sector neutral. In attempting to neutralize market and sector risks, the Fund emphasizes stock picking as the primary means of generating returns.

The Fund may change any of their investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period - often as much as five years - rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

[SIDENOTE]

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research fund valuation rankings as a basis. In general, the team selects stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the team often considers a number of other criteria:

-    catalysts that could trigger a rise in a stock's price

-    impact on the overall risk of the portfolio relative to the benchmark

-    temporary mispricings caused by market overreactions

THE FUND'S MAIN INVESTMENT RISKS

While the Fund's market neutral approach seeks to minimize the risks of investing in the overall stock market, it may involve more risk than other funds that do not engage in short selling. The Fund's long positions could decline in value while the value of the securities sold short increases, thereby increasing the potential for loss. It also is possible that the combination of securities held long and sold short will fail to protect the Fund from overall stock market risk as anticipated.

The Fund will have substantial short positions and must borrow the security to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions.

The value of your investment in the Fund will fluctuate in response to movements in the stock market. Fund performance also will depend on the effectiveness of the adviser's research and stock picking decisions.

The Fund is diversified as defined in the Investment Company Act of 1940.


[SIDENOTE]

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING LONG-TERM CAPITAL APPRECIATION BUT WANT TO MINIMIZE EXPOSURE TO GENERAL STOCK MARKET RISK
- WANT RETURNS THAT EXCEED THOSE OF 90-DAY U.S. TREASURY BILLS WITH CONTROLLED RISK

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
-    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
-    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES
-    ARE SEEKING RETURNS SIMILAR TO THOSE OF TYPICAL STOCK FUNDS

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. As of the date of this prospectus, Class A and Class B Shares will be introduced. The bar chart shows how the performance of the Fund's Institutional Class Shares has varied from year to year over the past two calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the Merrill Lynch 91-Day T-Bill, a one-security index which rolls over every month. The Merrill Lynch 91-Day T-Bill is used to measure short-term fixed income market performance.

The performance for the period before Class A and Class B Shares were launched is based on the performance of the Institutional Class Shares of the Fund. During this period, the actual returns of Class A and Class B Shares would have been lower than the performance shown because Class A and Class B Shares have higher expenses than Institutional Class shares. The performance figures in the bar chart do not reflect a front end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front end sales load and the performance for Class B Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.



AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2000(3),(4)


                                                           PAST 1 YEAR        LIFE OF FUND
CLASS A SHARES - RETURN BEFORE TAXES                           1.27               2.93
CLASS A SHARES - RETURN AFTER TAXES ON DISTRIBUTIONS          (0.79)              0.77
CLASS A SHARES - RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES                                        0.91               1.26
CLASS B SHARES - BEFORE TAXES ON DISTRIBUTIONS                 2.43               4.10
LIPPERN SPECIALTY/MISCELLANEOUS FUNDS AVERAGE                 (2.94)              1.89
MERRILL LYNCH 91 DAY T-BILL INDEX                              4.42               5.15

(1)  THE FUND COMMENCED OPERATIONS ON 12/31/98.

(2)  THE FUND'S FISCAL YEAR END IS 5/31.

(3) THE PERFORMANCE SHOWN ABOVE IS FOR INSTITUTIONAL CLASS SHARES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE CLASS A AND B AND INSTITUTIONAL CLASS SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE FOR CLASS A AND B SHARES WOULD BE LOWER BECAUSE THEY HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES.

(4) THE AFTER-TAX RETURNS ARE ONLY FOR THE CLASS A SHARES OFFERED BY THIS PROSPECTUS AND AFTER-TAX RETURNS FOR OTHER CLASSES WILL VARY. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN, AND THE AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. THE FUND'S PAST PERFORMANCE, BEFORE AND AFTER TAXES, IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

YEAR-BY-YEAR TOTAL RETURN (1,2)

1999            -0.05%
2000             8.38%
2001             7.43%

BEST QUARTER                  4.63%
                 2nd quarter, 2001

WORST QUARTER                -3.04%
                 4th quarter, 1999

ESTIMATED INVESTOR EXPENSES FOR CLASS A AND B SHARES
The estimated expenses of the Class A and B Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                  CLASS A SHARES        CLASS B SHARES
--------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY
 SHARES, SHOWN AS % OF THE OFFERING PRICE*        5.75%                 NONE

 MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN
 AS LOWER OF ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS                              NONE                  5.00%


* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ESTIMATED ANNUAL FUND OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                   CLASS A SHARES       CLASS B SHARES
--------------------------------------------------------------------------------------
 MANAGEMENT FEES                                   1.50                 1.50
 DISTRIBUTION (RULE 12b-1) FEES                    0.25                 0.75
 SHAREHOLDER SERVICE FEES                          0.25                 0.25
 TOTAL OTHER EXPENSES(1)                           1.05                 1.05
--------------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                          3.05                 3.55
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)          (1.55)               (1.55)
--------------------------------------------------------------------------------------
 NET EXPENSES(2)                                   1.50                 2.00

(1)  "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT
     FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A AND CLASS B SHARES (WHICH EXCLUDE INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.50% AND 2.00%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS THROUGH 2/28/03.

EXAMPLE This example helps you compare the cost of investing in the Class A and Class B Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and

-    net expenses through 2/28/03 and total operating expenses thereafter.

This example is for comparison only; the actual returns of the Class A and Class B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 CLASS A SHARES* ($)            719        1,300       1,929       3,614

 CLASS B SHARES** ($)           703        1,214       1,876       3,570***

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 CLASS B SHARES ($)             203        914         1,676       3,570***


*    ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

**   ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN OWNED FOR EIGHT YEARS.

THE FUND'S MANAGEMENT AND ADMINISTRATION

The Market Neutral Fund is a series of the J.P. Morgan Series Trust, a Massachusetts Business trust. The Trust is governed by trustees who are responsible for overseeing all business activities.

THE FUND'S INVESTMENT ADVISER
JPMIM is the investment adviser and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year, the adviser was paid management fees (net of waivers) of 0.30% as a percentage of average net assets.

The portfolio management team is led by Bernard A. Kroll, Managing Director, Timothy J. Devlin, Vice President, and Nanette Buziak, Vice President. Mr. Kroll has been at JPMIM or one of its affiliates since August 1996. Mr. Devlin has been at JPMIM or one of its affiliates since July 1996. Ms. Buziak has been at JPMIM or one of its affiliates since March of 1997.

THE FUND'S ADMINISTRATOR
JPMorgan Chase Bank (the Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services:

0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Fund has agreements with certain shareholder servicing agents (including JPMorgan Chase Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Class A and Class B Shares held by investors serviced by the shareholder servicing agent.

The adviser and/or J.P. Morgan Fund Distributors, Inc. (JPMFD) may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUND'S DISTRIBUTOR
JPMFD is the distributor for the Fund. It's a subsidiary of The BISYS Group, Inc. JPMFD is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

KNOW WHICH CLASSES TO BUY
The Fund may issue multiple classes of shares. This prospectus relates to Class A and Class B Shares of the Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling fund shares may receive a different amount for each class.

You will need to choose a share class before making your initial investment. In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but higher annual fees and a contingent deferred sales charge.

ABOUT SALES CHARGES
You may pay a sales charge to buy Class A Shares, and you may pay a sales charge to sell Class B Shares. There are also ongoing charges that all investors pay as long as they own their shares.

Different charges are associated with each class of shares:

- If you choose to invest in Class A Shares, you may pay a sales charge when you invest.

- If you choose to invest in Class B Shares, you may pay a deferred sales charge. You are not required to pay a sales charge when you invest, but may be required to pay a charge when you sell your shares, depending on the length of your investment in the particular shares.

There are a number of plans and special discounts which can decrease or eliminate these charges.

This section explains how the sales charges work.

CLASS A SHARES
The initial sales charge is deducted directly from the money you invest. As the following table shows, the sales charge decreases as your investment increases. The public offering price of Class A Shares is the net asset value plus the initial sales charge. Net asset value is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors.

TOTAL SALES CHARGE FOR THE FUND

                                     AS % OF THE   AS %
                                     OFFERING      OF NET
 AMOUNT OF                           PRICE         AMOUNT
 INVESTMENT                          PER SHARE     INVESTED
----------------------------------------------------------------------
LESS THAN $100,000                     5.75          6.10

$100,000 BUT UNDER $250,000            3.75          3.90

$250,000 BUT UNDER $500,000            2.50          2.56

$500,000 BUT UNDER $1 MILLION          2.00          2.04

There is no sales charge for investments of $1 million or more.

CLASS B SHARES
The deferred sales charge is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares. As the following table shows, the deferred sales charge decreases the longer you hold the shares and disappears altogether after six years. Class B Shares automatically convert into Class A Shares at the beginning of the ninth year after you bought them.

 YEAR      DEFERRED SALES CHARGE
-----------------------------------------
 1         5%

 2         4%

 3         3%

 4         3%

 5         2%

 6         1%

 7         None

 8         None

We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

GENERAL
The Fund has adopted Rule 12b-1 distribution plans under which it pays annual distribution fees of up to 0.25% of the average daily net assets attributed to Class A Shares and up to 0.75% of the average daily net assets attributed to Class B Shares.

This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

WHICH CLASS OF SHARES IS BEST?
Your decision about which class of shares to buy depends on a number of factors, including the number of shares you're buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B Shares.

Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases, if you plan to buy $250,000 of shares or more, Class A Shares are the most economical choice.

If you plan to buy less than $100,000 of shares, Class B Shares will generally be the most economical choice.

You should also consider the distribution and service fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for the Fund.

Your investment representative may be able to advise you about the best class of shares for you.

BUYING FUND SHARES
You can buy shares in three ways:

THROUGH YOUR INVESTMENT
REPRESENTATIVE
Tell your representative which Fund you want to buy and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC
INVESTMENT PLAN
You can make regular automatic purchases of at least $100. See Shareholder Services for details.

GENERAL
Whether you choose Class A or Class B Shares the price of the shares is based on the net asset value per share (NAV). NAV is the value of everything the Fund owns, minus everything it owes, divided by the number of shares held by investors. You'll pay the public offering price, which is based on the next NAV calculated after the JPMorgan Funds Service Center accepts your instructions. The Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange. The Fund generally values its assets at its market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing. The JPMorgan Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price.

 TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:

 THE JPMORGAN FUNDS SERVICE CENTER

 1-800-348-4782

MINIMUM INVESTMENTS

 TYPE OF                INITIAL           ADDITIONAL
 ACCOUNT                INVESTMENT        INVESTMENTS
 ----------------------------------------------------
 REGULAR ACCOUNT         $2,500            $100

 SYSTEMATIC
 INVESTMENT PLAN(1)      $1,000            $100

 IRAS                    $1,000            $100

 SEP-IRAS                $1,000            $100

 EDUCATION IRAS          $  500            $100

(1) For alternative minimum investments for systematic investment plan accounts, please see Shareholder Services.

You must provide a Taxpayer Identification Number when you open an account. The Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. If you purchase your shares by uncertified check, you cannot sell your shares until your check has cleared, which may take more than 15 calendar days after such shares were purchased. If you buy through an Automated Clearing House, you can not sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be cancelled if your check doesn't clear and you will be responsible for any expenses and losses to the Fund. Orders by wire will be cancelled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays. The Fund will not issue certificates for the Shares.

SELLING FUND SHARES
You can sell your shares three ways:

THROUGH YOUR INVESTMENT
REPRESENTATIVE
Tell your representative you want to sell shares of the Fund. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS
SERVICE CENTER
Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. If you have changed your address of record within the previous 30 days or if you sell shares of the Fund worth $25,000 or more by phone, we will send it by wire only to a bank account on our records.
Or
Send a signed letter with your instructions to:

JPMorgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC WITHDRAWAL PLAN
You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

GENERAL
You can sell your shares on any day that the JPMorgan Funds Service
Center is accepting purchase orders. You will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order, less any applicable sales charges.

We will need the names of the registered shareholders and your account number before we can sell your shares. Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the New York Stock Exchange, the Fund will send you the proceeds the next business day. We will not accept an order to sell shares if the Fund hasn't collected your payment for the shares. The Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if:

-    you want to sell shares with a net asset value of $100,000 or more, or

- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

REDEMPTIONS-IN-KIND
The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your shares for shares of the same class of certain other JPMorgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT
REPRESENTATIVE
Tell your representative the Fund you want to exchange to. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS
SERVICE CENTER
Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN
You can automatically exchange shares from one JPMorgan Fund to another of the same class. See Shareholder Services for details.

GENERAL
If you exchange Class B Shares of the Fund for Class B Shares of another JPMorgan Fund you will not pay a deferred sales charge until you sell the shares of the other fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information (SAI) to find out more about the exchange privilege.

OTHER INFORMATION
CONCERNING THE FUND
We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:

JPMorgan Funds Service Center
P.O.Box 219392
Kansas City, MO 64121-9392

DISTRIBUTIONS AND TAXES
The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund distributes any net investment income and net capital gain at least annually. You have three options for your distributions. You may:

-    reinvest all of them in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.


Investment income received by the Fund from sources in foreign jurisdictions may have taxes withheld at the source.


Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

SHAREHOLDER SERVICES

SYSTEMATIC INVESTMENT PLAN

If you make an initial investment of at least $1,000, you can regularly invest $100 or more on a monthly, quarterly or semi-annual basis. You may also choose to make a lower initial investment of $250, which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account. For further information please refer to the How Your Account Works section of this prospectus.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC WITHDRAWAL PLAN
You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 (or $20,000 for Class B accounts) to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE

You can transfer assets automatically from one JPMorgan Fund account to another on a regular basis. It is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same fund. Call 1-800-348-4782 for complete instructions.

FREE EXCHANGE PRIVILEGE
You can exchange shares between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE
You can buy back Class A Shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B Shares on which you've paid a deferred sales charge, you can use the proceeds to buy Class A Shares without a sales charge. You must buy the Class A Shares within 90 days of selling the Class B Shares.

WHAT THE TERMS MEAN

DISTRIBUTION FEE: Covers the cost of the distribution system used to sell shares to the public.

MANAGEMENT FEE: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

OTHER EXPENSES: Miscellaneous items, including transfer agency, administration, shareholder servicing, custody and registration fees.

SHAREHOLDER SERVICE FEE: a fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

RISK AND REWARD ELEMENTS

This table identifies the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.

POTENTIAL RISKS                                 POTENTIAL REWARDS                               POLICIES TO BALANCE RISK AND REWARD
-----------------------------------------------------------------------------------------------------------------------------------
MARKET CONDITIONS
-    The Fund's share price and                 -    Stocks have generally                      -    Under normal circumstances the
     performance will fluctuate in                   outperformed more stable                        Fund plans to remain fully
     response to stock market                        investments (such as bonds and                  invested, with at least 65% in
     movements                                       cash equivalents) over the                      stocks; stock investments may
-    Adverse market conditions may                   long term                                       include U.S. and foreign
     from time to time cause the                                                                     common stocks, convertible
     Fund to take temporary                                                                          securities, preferred stocks,
     defensive positions that are                                                                    trust or partnership
     inconsistent with its                                                                           interests, warrants, rights,
     principal investment                                                                            and investment company
     strategies and may hinder the                                                                   securities
     Fund from achieving its                                                                    -    The Fund seeks to limit risk
     investment objective                                                                            through diversification
                                                                                                -    During severe market
                                                                                                     downturns, the Fund has the
                                                                                                     option of investing up to 100%
                                                                                                     of assets in high quality
                                                                                                     short-term securities

FOREIGN INVESTMENTS
-    Currency exchange rate                     -    Favorable exchange rate                    -    The Fund anticipates that its
     movements could reduce gains                    movements could generate gains                  total foreign investments will
     or create losses                                or reduce losses                                not exceed 20% of total assets
-    The Fund could lose money                  -    Foreign investments, which
     because of foreign government                   represent a major portion of               -    The Fund actively manages the
     actions, political instability                  the world's securities, offer                   currency exposure of its
     or lack of adequate and                         attractive potential                            foreign investments relative
     accurate information                            performance and opportunities                   to its benchmark, and may
                                                     for diversification                             hedge back into the U.S.
                                                                                                     dollar from time to time (see
                                                                                                     also "Derivatives")

MANAGEMENT CHOICES
-    The Fund could underperform                -    The Fund could outperform its              -    The adviser focuses its active
     its benchmark due to its                        benchmark due to these same                     management on securities
     securities and asset                            choices                                         selection, the area where it
     allocation choices                                                                              believes its commitment to
                                                                                                     research can most enhance
                                                                                                     returns

SECURITIES LENDING
-    When the Fund lends a                      -    The Fund may enhance income                -    The adviser maintains a list
     security, there is a risk that                  through the investment of the                   of approved borrowers
     the loaned securities may not                   collateral received from the
     be returned if the borrower                     borrower                                   -    The Fund receives collateral
     defaults                                                                                        equal to at least 100% of the
-    The collateral will be subject                                                                  current value of securities
     to the risks of the securities                                                                  loaned
     in which it is invested
                                                                                                -    The lending agents indemnify
                                                                                                     the Fund against borrower
                                                                                                     default

                                                                                                -    The adviser's collateral
                                                                                                     investment guidelines limit
                                                                                                     the quality and duration of
                                                                                                     collateral investment to
                                                                                                     minimize losses

                                                                                                -    Upon recall, the borrower must
                                                                                                     return the securities loaned
                                                                                                     within the normal settlement
                                                                                                     period

POTENTIAL RISKS                                 POTENTIAL REWARDS                               POLICIES TO BALANCE RISK AND REWARD
-----------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES
-    Derivatives such as futures,               -    Hedges that correlate well                 -    The Fund uses derivatives for
     options, swaps, and forward                     with underlying positions can                   hedging and for risk
     foreign currency contracts(1)                   reduce or eliminate losses at                   management (i.e., to establish
     that are used for hedging the                   low cost                                        or adjust exposure to
     portfolio or specific                      -    The Fund could make money and                   particular securities, markets
     securities may not fully                        protect against losses if the                   or currencies); risk
     offset the underlying                           investment analysis proves                      management may include
     positions and this could                        correct                                         management of the Fund's
     result in losses to the Fund               -    Derivatives that involve                        exposure relative to its
     that would not have otherwise                   leverage could generate                         benchmark
     occurred                                        substantial gains at low cost              -    The Fund only establishes
-    Derivatives used for risk                                                                       hedges that it expects will be
     management may not have the                                                                     highly correlated with
     intended effects and may                                                                        underlying positions
     result in losses or missed                                                                 -    While the Fund may use
     opportunities                                                                                   derivatives that incidentally
-    The counterparty to a                                                                           involve leverage, it does not
     derivatives contract could                                                                      use them for the specific
     default                                                                                         purpose of leveraging its
-    Derivatives that involve                                                                        portfolio
     leverage could magnify losses
-    Certain types of derivatives
     involve costs to the Fund
     which can reduce returns
-    Derivatives that involve
     leverage could magnify losses
-    Derivatives may, for tax
     purposes, affect the character
     of gain and loss realized by
     the Fund, accelerate
     recognition of income to the
     Fund, affect the holding
     period of the Fund's assets
     and defer recognition of
     certain of the Fund's losses.

ILLIQUID HOLDINGS
-    The Fund could have difficulty             -    These holdings may offer more              -    The Fund may not invest more
     valuing these holdings                          attractive yields or potential                  than 15% of net assets in
     precisely                                       growth than comparable widely                   illiquid holdings
-    The Fund could be unable to                     traded securities                          -    To maintain adequate
     sell these holdings at the                                                                      liquidity, the Fund may hold
     time or price it desires                                                                        investment-grade short-term
                                                                                                     securities (including
                                                                                                     repurchase agreements and
                                                                                                     reverse repurchase agreements)
                                                                                                     and may borrow from banks up
                                                                                                     to 33 1/3% of the value of its
                                                                                                     total assets

WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES
-    When the Fund buys securities              -    The Fund can take advantage of             -    The Fund segregates liquid
     before issue or for delayed                     attractive transaction                          assets to offset leverage risk
     delivery, it could be exposed                   opportunities
     to leverage risk if it does
     not segregate liquid assets

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS                                 POTENTIAL REWARDS                               POLICIES TO BALANCE RISK AND REWARD
-----------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TRADING
-    Increased trading could raise              -    The Fund could realize gains               -    The Fund generally avoids
     the Fund's brokerage and                        in a short period of time                       short-term trading, except to
     related costs                                                                                   take advantage of attractive
-    Increased short-term capital               -    The Fund could protect against                  or unexpected opportunities or
     gains distributions could                       losses if a stock is                            to meet demands generated by
     raise shareholders' income tax                  overvalued and its value later                  shareholder activity
     liability                                       falls
                                                                                                -    The Fund's portfolio turnover
                                                                                                     rate for the most recent
                                                                                                     fiscal year is 50%

SHORT SELLING
-    Short sales may not have the               -    The Fund could make money and              -    The Fund will not engage in
     intended effects and may                        protect against losses if                       short selling if the total
     result in losses                                management's analysis proves                    market value of all securities
-    The Fund may not be able to                     correct                                         sold short would exceed 100%
     close out a short position at                                                                   of the Fund's net assets
     a particular time or at an                 -    Short selling may allow the
     acceptable price                                Fund to generate positive                  -    The Fund sets aside liquid
-    The Fund may not be able to                     returns in declining markets                    assets in segregated or broker
     borrow certain securities to                                                                    accounts to cover short
     sell short, resulting in                                                                        positions and offset a portion
     missed opportunities                                                                            of the leverage risk
-    Segregated accounts with
     respect to short sales may                                                                 -    The Fund makes short sales
     limit the Fund's investment                                                                     through brokers that the
     flexibility                                                                                     adviser has determined to be
-    Short sales involve leverage                                                                    highly creditworthy
     risk, credit exposure to the
     brokers that execute the short
     sale and retain the proceeds,
     have no cap on maximum losses,
     and gains are limited to the
     price of the stock at the time
     of the short sale
-    If the SEC staff changed its
     current policy of permitting
     brokers executing the Fund's
     short sales to hold proceeds
     of such short sales, the cost
     of such transactions would
     increase significantly and the
     Fund may be required to cease
     operations or change its
     investment objective

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

HOW TO REACH US

MORE INFORMATION
For investors who want more information on the fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL
INFORMATION (SAI)
The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information on-line at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund is also available on the SEC's website at http://www.sec.gov.

                       JPMorgan Funds Fulfillment Center
                               393 Manley Street
                        West Bridgewater, MA 02379-1039

             The Fund's Investment Company Act File No. is 811-07795

         (C) 2001 JPMorgan Chase & Co. All Rights Reserved. January 2002

                                                                    PR-MNAB-1201